Exhibit 99.1

January 14, 2008

Mr. Steven S. Boss
Chief Executive Officer
Commerce Energy Group, Inc.
600 Anton Blvd. Suite 2000
Costa Mesa, CA  92626

Dear Mr. Boss:

Tatum, LLC (“Tatum,” “we,” or “us”) is pleased that Commerce Energy Group, Inc. (the “Company,” “you” or “your”) desires to employ C. Douglas Mitchell, a member of Tatum (the “Employee”), to serve as the Interim Chief Financial Officer of the Company.  This letter along with the terms and conditions attached as Exhibit A and any other exhibits or schedules attached hereto (collectively, the “Agreement”) confirms our mutual understanding of the terms and conditions upon which we will make available to you the Employee and Tatum’s intellectual capital to the Employee for use in connection with the Employee’s employment relationship with you.

Effective as of January 28, 2008, the Employee will become your employee serving in the capacity set forth above, a duly elected or appointed officer of the Company.  The Employee will work on a full-time basis that on average will equate to a minimum of 20 work days per month over the course of the engagement.  The employee will be subject to the supervision, direction and control of and report directly to the Company’s CEO, the board of directors of the Company, or both.  While the Employee will remain a member of Tatum and have access to Tatum’s intellectual capital to be used in connection with the Employee’s employment relationship with you, we will have no supervision, direction or control over the Employee with respect to the services provided by the Employee to you.

You will pay directly to the Employee a salary of $26,250.00 a month (“Salary”).  In addition, you will reimburse the Employee for out-of-pocket expenses incurred by the Employee to the same extent that you reimburse other senior managers for such expenses.  In addition, you will pay directly to Tatum a fee of $11,250.00 a month (“Fees”). The parties acknowledge and agree that the Salary and Fees set forth above are based upon this Agreement having a minimum term of three months (the “Minimum Term”).  In the event you terminate this Agreement prior to the expiration of the Minimum Term other than for the Employee’s material failure to perform the obligations of his or her position with the Company, provided the Employee fails to cure such breach within 10 days after receipt of written notice of such breach, you agree that the Salary shall be retroactively increased to $1,750.00 a day and the Fees shall be retroactively increased to $750.00 a day.  You agree to pay upon the termination of this
Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

Agreement a lump sum amount (i) to the Employee equal to the difference between the Salary actually paid and the Salary that should have been paid taking into account the retroactive adjustment, and (ii) to Tatum equal to the difference between the Fees actually paid and the Fees that should have been paid taking into account the retroactive adjustment.

Payments to the Employee shall be made in accordance with the Company’s standard payroll and expense reimbursement policies.  Payments to Tatum should be made in accordance with the instructions set forth on Exhibit A at the same time payments are made to the Employee.

Except as specifically provided for herein, you will have no obligation to provide the Employee with any health insurance benefits or equity or cash bonuses. However, if during the Employee’s service to the Company, the Company institutes a cash or equity based retention or similar plan, the Employee will be included therein on a basis consistent with the treatment of other members of senior management, on either an equity, or at the Company’s option, cash-equivalent basis.  In lieu of the Employee participating in the Company-sponsored employee health insurance plans, the Employee will remain on his or her current health insurance plans.

As an employee, the Employee will be eligible for any Company employee retirement and/or 401(k) plan and for vacation and holidays consistent with the Company’s policy as it applies to senior management.  The Employee will be exempt from any delay periods otherwise required for vacation and holiday eligibility.

You will have the opportunity to make the Employee a permanent, full-time member of Company management at any time during the term of this Agreement by entering into another form of Tatum agreement, the terms of which will be negotiated at such time.

As a condition to providing the services hereunder, we require a security deposit in an amount equal to $11,250.00 (the “Deposit”), which will only be used by us under the limited circumstances described on Exhibit A.  The Deposit is due upon the execution of this Agreement.

To the extent the Company has directors’ and officers’ liability insurance in effect, the Company will provide such insurance coverage for the Employee at no additional cost to the Employee, along with written evidence to Tatum or the Employee that the Employee is covered by such insurance.  Furthermore, the Company will maintain such insurance coverage with respect to occurrences arising during the term of this Agreement for at least three years following the termination or expiration of this Agreement or will purchase a directors’ and officers’ extended reporting period or “tail” policy to cover the Employee.

Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

We appreciate the opportunity to serve you and believe this Agreement accurately reflects our mutual understanding.  We would be pleased to discuss this Agreement with you at your convenience.  If the foregoing is in accordance with your understanding, please sign a copy of this Agreement and return it to my attention.

Sincerely,

Tatum, LLC

/s/ Arthur J. Cohen
Arthur J. Cohen

Associate Managing Partner

Accepted and agreed:

Commerce Energy Group, Inc.

By:   /s/ Steven S. Boss

Name:   Steven S. Boss

Title:     CEO

Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

Exhibit A

Terms and Conditions

1. Relationship of the Parties.  The parties agree that Tatum will be serving the Company as an independent contractor for all purposes and not as an employee, agent, partner of, or joint venturer with the Company and that the Employee will be serving the Company as an employee of the Company for all purposes and not as an independent contractor.

2. Payment Terms.  Payments to Tatum should be made by electronic transfer in accordance with the instructions set forth below or such alternative instructions as provided by Tatum from time to time.  Any amounts not paid when due may be subject to a periodic service charge equal to the lesser of 1.5% per month and the maximum amount allowed under applicable law, until such amounts are paid in full, including assessed service charges.  In lieu of terminating this Agreement, Tatum may suspend the provision of services (including the Employee’s services) if amounts owed are not paid in accordance with the terms of this Agreement.

Bank Name:                                                                 Wells Fargo, N.A.
Branch:                                                                     San Francisco
Account Name:                                                                 Tatum, LLC
Account Number:                                                             4121546642
Routing Number for ACH Payments:                           121000248
Swift Code:                                                                   WFBIUS6S
Please reference Commerce Energy Group, Inc.  in the body of the payment.

3. Deposit.  If the Company breaches this Agreement and fails to cure such breach as provided for herein, Tatum will be entitled to apply the Deposit to its or the Employee’s damages resulting from such breach.  In the event the Deposit falls below the amount required, the Company will pay Tatum an additional amount equal to the shortfall.  Upon the expiration or termination of this Agreement, Tatum will return to the Company the balance of the Deposit remaining after application of any amounts to damages as provided for herein, including, without limitation, unfulfilled payment obligations of the Company to Tatum or the Employee.

4. Termination.

(a) Either party may terminate this Agreement by providing the other party a minimum of 30 days’ advance written notice and such termination will be effective as of the date specified in such notice, provided that such date is no earlier than 30 days after the date of delivery of the notice.  Tatum will continue to provide, and the Company will continue to pay for, the services until the termination effective date.

(b) Tatum may terminate this Agreement immediately upon written notice to the Company if: (i) the Company is engaged in or asks Tatum or the Employee to engage in or ignore any illegal or unethical activity; (ii) the Employee ceases to be a member of Tatum for any reason; (iii) the Employee becomes disabled; or (iv) the Company fails to pay any amounts due to Tatum or the Employee when due.  For purposes of this Agreement, disability will be defined by the applicable policy of disability insurance or, in the absence of such insurance, by Tatum’s management
Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

acting in good faith.  Notwithstanding the foregoing, in lieu of terminating this Agreement under (ii) and (iii) above, upon the mutual agreement of the parties, the Employee may be replaced by another Tatum member.

(c) In the event that a party commits a breach of this Agreement, other than for the reasons described in the above Section, and fails to cure the same within 10 days following delivery by the non-breaching party of written notice specifying the nature of the breach, the non-breaching party may terminate this Agreement effective upon written notice of such termination.

(d) The expiration or termination of this Agreement will not destroy or diminish the binding force and effect of any of the provisions of this Agreement that expressly, or by reasonable implication, come into or continue in effect on or after such expiration or termination, including, without limitation, provisions relating to payment of fees and expenses (including witness fees and expenses), hiring the Employee, governing law, arbitration, limitation of liability, and indemnity.

5. Hiring the Employee Outside of a Tatum Agreement.  The parties recognize and agree that Tatum is responsible for introducing the Employee to the Company. Therefore, if, at any time during the term of this Agreement or the 12-month period following the termination or expiration of this Agreement, other than in connection with this Agreement or another Tatum agreement, the Company employs the Employee, or engages the Employee as an independent contractor, Tatum will be entitled to receive as a placement fee an amount equal to forty-five percent (45%) of the Annualized Compensation (as defined below).  The amount will be due and payable to Tatum upon written demand to the Company.  “Annualized Compensation” means the equivalent of the Employee’s Salary calculated on a full-time annual basis plus the maximum amount of any bonus for which the Employee was eligible with respect to the then-current bonus year.

6. Warranties and Disclaimers.  It is understood that Tatum does not have a contractual obligation to the Company other than to provide the Employee to the Company and to provide the Employee access to Tatum’s intellectual capital to be used in connection with the Employee’s employment relationship with the Company.  The Company acknowledges that any information, including any resources delivered through Tatum’s proprietary information and technology system, will be provided by Tatum as a tool to be used in the discretion of the Company.  Tatum will not be responsible for any action taken by the Company in following or declining to follow any of Tatum’s or the Employee’s advice or recommendations. Tatum represents to the Company that Tatum has conducted its standard screening and investigation procedures with respect to the Employee becoming a member of Tatum, and the results of the same were satisfactory to Tatum.  Tatum disclaims all other warranties, whether express, implied or statutory. Without limiting the foregoing, Tatum makes no representation or warranty as to the services provided by the Employee, or the accuracy or reliability of reports, projections, certifications, opinions, representations, or any other information prepared or made by Tatum or the Employee (collectively, the “Information”) even if derived from Tatum’s intellectual capital, and Tatum will not be liable for any claims of reliance on the Information or that the Information does not comply with federal, state or local laws or regulations.  The services provided by Tatum hereunder
 Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

are for the sole benefit of the Company and not any unnamed third parties.  The services will not constitute an audit, review, or compilation, or any other type of financial statement reporting or attestation engagement that is subject to the rules of the AICPA or other similar state or national professional bodies and will not result in an opinion or any form of assurance on internal controls.

7. Limitation of Liability; Indemnity.

(a) The liability of Tatum in any and all categories and for any and all causes arising out of this Agreement, whether based in contract, tort, negligence, strict liability or otherwise will, in the aggregate, not exceed the actual Fees paid by the Company to Tatum over the previous two months’ of the Agreement.  In no event will Tatum be liable for incidental, consequential, punitive, indirect or special damages, including, without limitation, any interruption or loss of business, profit or goodwill.  As a condition for recovery of any liability, the Company must assert any claim against Tatum within three months after discovery or 60 days after the termination or expiration of this Agreement, whichever is earlier.

(b) The Company agrees to indemnify Tatum and the Employee to the full extent permitted by law for any losses, costs, damages, and expenses (including reasonable attorneys’ fees), as they are incurred, in connection with any cause of action, suit, or other proceeding arising in connection with the Employee’s services to the Company.

8. Governing Law, Arbitration, and Witness Fees.

(a) This Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of laws provisions.

(b) If the parties are unable to resolve any dispute arising out of or in connection with this Agreement, the parties agree and stipulate that any such disputes will be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”).  The arbitration will be conducted in the Atlanta, Georgia office of the AAA by a single arbitrator selected by the parties according to the rules of the AAA, and the decision of the arbitrator will be final and binding on both parties.  In the event that the parties fail to agree on the selection of the arbitrator within 30 days after either party’s request for arbitration under this Section, the arbitrator will be chosen by the AAA.  The arbitrator may in his or her discretion order documentary discovery but will not allow depositions without a showing of compelling need.  The arbitrator will render his or her decision within 90 days after the call for arbitration.  Judgment on the award of the arbitrator may be entered in and enforced by any court of competent jurisdiction.  The arbitrator will have no authority to award damages in excess or in contravention of this Agreement and may not amend or disregard any provision of this Agreement, including this Section.  Notwithstanding the foregoing, either party may seek appropriate injunctive relief from any court of competent jurisdiction, and Tatum may pursue payment of undisputed amounts through any court of competent jurisdiction.

(c) In the event any member or employee of Tatum (including, without limitation, the Employee to the extent not otherwise entitled in his or her capacity as an

Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07

employee of the Company) is requested or authorized by the Company or is required by government regulation, subpoena, or other legal process to produce documents or appear as witnesses in connection with any action, suit or other proceeding initiated by a third party against the Company or by the Company against a third party, the Company will, so long as Tatum is not a party to the proceeding in which the information is sought, reimburse Tatum for its member’s or employee’s professional time (based on customary rates) and expenses, as well as the fees and expenses of its counsel (including the allocable cost of in-house counsel), incurred in responding to such requests.

9. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and supersede any and all agreements, whether oral or written, between the parties with respect to its subject matter.  No amendment or modification to this Agreement will be valid unless in writing and signed by both parties.

(b) If any portion of this Agreement is found to be invalid or unenforceable, such provision will be deemed severable from the remainder of this Agreement and will not cause the invalidity or unenforceability of the remainder of this Agreement, except to the extent that the severed provision deprives either party of a substantial portion of its bargain.

(c) Neither the Company nor Tatum will be deemed to have waived any rights or remedies accruing under this Agreement unless such waiver is in writing and signed by the party electing to waive the right or remedy.  The waiver by any party of a breach or violation of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach of such provision or any other provision of this Agreement.

(d) Neither party will be liable for any delay or failure to perform under this Agreement (other than with respect to payment obligations) to the extent such delay or failure is a result of an act of God, war, earthquake, civil disobedience, court order, labor dispute, or other cause beyond such party’s reasonable control.

(e) The Company may not assign its rights or obligations under this Agreement without the express written consent of Tatum.  Nothing in this Agreement will confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns and the Employee.

(f) The Company agrees to reimburse Tatum for all costs and expenses incurred by Tatum in enforcing collection of any monies due under this Agreement, including, without limitation, reasonable attorneys’ fees.

(g) The Company agrees to allow Tatum to use the Company’s logo and name on Tatum’s website and other marketing materials for the sole purpose of identifying the Company as a client of Tatum.  Tatum will not use the Company’s logo or name in any press release or general circulation advertisement without the Company’s prior written consent.

Executive Services Agreement –Commerce Energy Group, Inc – Doug Mitchell

Revised:  09/12/07